                                                                   Exhibit 10.54

                                 August 3, 1998

Piedmont Natural Gas Company, Inc.
1915 Rexford Drive
Charlotte, NC  28233

ATTN:    Ken Valentine


RE:      AMENDMENT NO. 2A PURSUANT TO
         GAS STORAGE CONTRACT
         DATED MAY 1, 1994
         SERVICE PACKAGE NO. 6815


Dear Mr. Valentine:

         Tennessee Gas Pipeline Company ("Tennessee") and PIEDMONT NATURAL GAS COMPANY, INC. ("Shipper") agree to amend the above-referenced Agreement ("Agreement") effective NOVEMBER 1, 2000, as reflected in the attached revised "Exhibit A" and as follows:

Article V - Term of Contract, is deleted in its entirety and replaced by the following:

         Pursuant to the terms of the 1997 Stipulation and Agreement in Docket No. RP93-151, et al. ("Restructuring Cost Settlement") and Shipper's election to extend its firm service Agreement referenced on Appendix F to the Restructuring Cost Settlement, this Agreement shall be extended in accordance with the provisions of Section 10.5 of Article III of Transporter's General Terms and Conditions as OF NOVEMBER 1, 2000, and shall remain in full force and effect until OCTOBER 31, 2005 ("Primary Extended Term"). Upon written notice given no later than twelve months before expiration of the Primary Extended Term, Shipper may elect to terminate this Agreement or to extend the term of this Agreement for a term of less than or equal to five years ("Secondary Extended Term") and for any Storage Quantity up to the maximum daily quantity specified in Exhibit A hereto at the time of Shipper's election of the Secondary Extended Term in accordance with the provisions of Section 10.5 of
         Article III of Transporter's General Terms and Conditions. In the event Shipper fails to give written notice no later than twelve months before expiration of the Primary Extended Term to terminate this Agreement or to elect to extend the term of this Agreement for a term of less than or

         Piedmont Natural Gas Company, Inc.
         Service Package No. 6815
         August 3, 1998
         Page 2


         equal to five years, then the Secondary Extended Term shall be for five years at the applicable maximum rates shown in the summary of Rates and Charges in Transporter's effective FERC Gas Tariff subject to the Rate Cap set forth in Article VIII of the Restructuring Cost Settlement during the period that such Rate Cap is in effect. Upon written notice given no later than twelve months before expiration of the Secondary Extended Term, Shipper may elect to terminate this Agreement or to extend the term of this Agreement. If Shipper elects to extend this Agreement, the extension shall be governed by the procedures set forth in Section 10.4 of Article III of Transporter's General Terms and Conditions subject to Section 10.5 (d) and (e) of Article III of Transporter's General Terms and Conditions. In the event Shipper fails to give written notice no later than twelve months before expiration of the Secondary Extended Term to either terminate this Agreement or to elect to extend the term of this Agreement, then the extension shall be governed by the procedures set forth in Section 10.4 of Article III of Transporter's General Terms and Conditions subject to Section 10.5 (d) and (e) of Article III of Transporter's General Terms and Conditions; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

         This Agreement will terminate upon notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accordance with the terms and conditions of
         Article VI of the General Terms and Conditions of Transporter's FERC Gas Tariff.

ARTICLE VI - NOTICES, notices to Shipper shall be amended as follows:

         "Director - Federal Regulatory and Supply Planning" shall be substituted for "C.W. Fleenor"

         "Director - Gas Accounting" shall be substituted for "C. W. Fleenor"

         Except as specifically amended hereby, all terms and provisions of the Agreement shall remain in full force and effect as written.



         If the foregoing is in accordance with your understanding of our Agreement, please so indicate by signing and returning both originals of this letter to my attention.

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         Piedmont Natural Gas Company, Inc.
         Service Package No. 6815
         August 3, 1998
         Page 2


Upon Tennessee's execution, an original will be forwarded to PIEDMONT NATURAL GAS COMPANY, INC. for your files.

         Should you have any questions, please do not hesitate to contact me at
(713) 757-6774.

                                            Best regards,
                                            TENNESSEE GAS PIPELINE COMPANY

                                            /s/ David L. Bowmaster

                                            David L. Bowmaster
                                            Account Manager

ACCEPTED AND AGREED                         ACCEPTED AND AGREED

BY: /s/ J. P. DICKERSON                     BY: /s/ C. W. FLEENOR
    ----------------------------                -----------------------------

NAME:   J. P. DICKERSON                     NAME:  C. W. FLEENOR
      --------------------------                  ---------------------------

TITLE:  DIRECTOR, MARKETING                 TITLE:    VP GAS SERVICES
       -------------------------                   --------------------------

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                          GAS STORAGE SERVICE AGREEMENT

                                   EXHIBIT "A"
                 AMENDMENT #2A TO GAS STORAGE SERVICE AGREEMENT
                                DATED May 1, 1994
                                     BETWEEN
                         TENNESSEE GAS PIPELINE COMPANY
                                       AND
                        PIEDMONT NATURAL GAS COMPANY INC

PIEDMONT NATURAL GAS COMPANY INC
EFFECTIVE DATE OF AMENDMENT: November 1, 2000
RATE SCHEDULE: FS
SERVICE PACKAGE:  6815
SERVICE PACKAGE MSQ: 2,901,943
INJECTION QUANTITY: 19,347
WITHDRAWAL QUANTITY: 0
SERVICE POINT: Compressor Station 087 - PORTLAND Storage


METER    METER NAME                               COUNTY     ST   ZONE  I/W      LEG    BILLABLE-TQ   TOTAL-TQ
--------------------------------------------------------------------------------------------------------------

060020   TGP - PORTLAND STORAGE INJECTION         SUMNER     TN    01    I       100       19,347      19,347

                                                                   Total Injection TQ:     19,347      19,347

070025   TGP - PORTLAND STORAGE W/DRAWAL - MA     SUMNER     TN    01    W       100       50,798      50,798

                                                                   Total Withdrawal TQ:    50,798      50,798

NUMBER OF INJECTION POINTS: 2
NUMBEROF WITHDRAWAL POINTS: 2

NOTE: EXHIBIT "A" IS A REFLECTION OF THE CONTRACT AND ALL AMENDMENTS AS OF THE
      AMENDMENT EFFECTIVE DATE.